Q3 2016 Earnings Review November 1, 2016

2 Cautionary Statement on Forward-Looking Statements This presentation contains forward-looking statements which are protected by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect Western Refining, Inc.’s (“Western,” “Western Refining,” or “WNR” as applicable or the context requires) current expectations regarding future events, results or outcomes. Words such as “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “potential,” “predict,” “project,” “strategy,” “will,” “future” and other similar terms and phrases are used to identify forward-looking statements. The forward-looking statements contained herein include, but are not limited to, statements about: fourth quarter 2016 guidance, including total throughput, direct operating expenses, maintenance turnaround expenses, selling, general and administrative expenses (“SG&A”), depreciation and amortization, interest and debt expense, 2016 budgeted capital expenditures (including maintenance/regulatory and discretionary expenditures); and crack spread hedge positions and market pricing. These statements are subject to the general risks inherent in Western Refining, Inc.’s business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond its control, which could result in Western’s expectations not being realized or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made. Except as required by law, Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

3 Q3 2016 Highlights S Net income attributable to WNR of $39 million S Adjusted EBITDA of $184 million S Western, excluding WNRL: $155 million S WNRL: $29 million S Completed sale of St. Paul Park Logistics to WNRL for $210 million S WNRL completed $193 million equity offering and upsized revolver to $500 million S Dividend of $0.38 per share ($ in millions, except per share data) Q3 2016 Q3 2015 Net income attributable to Western Refining, Inc. $39 $153 per Diluted Share $0.35 $1.61 Net income attributable to Western excluding special items1 $50 $160 per Diluted Share, excluding special items $0.46 $1.69 Adjusted EBITDA2 $184 $425 1 See Appendix for further detail on net income attributable to Western excluding special items. 2 See Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA.

4 Refining Operating Metrics Gross Margin ($ per throughput barrel) 1 Excludes realized and unrealized gains/losses from hedging activities and lower of cost or market inventory reserve adjustments. 2 Operating margin is defined as gross margin minus direct operating expenses. Direct Operating Expenses ($ per throughput barrel) Operating Margin ($ per throughput barrel) Q3 2016 Q3 2015 El Pas o Gallu p $25 $0 $18.51 $11.80 $25 $0 $3.64 $3.71 $25 $0 $14.87 $8.09 $25 $0 $23.08 $14.01 $25 $0 $9.10 $8.10 $25 $0 $13.98 $5.91 21 St. Pau l Par k $25 $0 $24.57 $11.20 $25 $0 $5.68 $5.94 $25 $0 $18.89 $5.26

5 700 600 500 400 300 200 100 0 $ m illi on s Beginning Cash and Restricted Cash Adjusted EBITDA Debt Additions Debt Repayments Cash Taxes and Interest Paid Proceeds from issuance of WNRL common units Dividends Paid Capital Expenditures Other Cash Changes, Net WNRL Distributions Ending Cash and Restricted Cash $200 $461 $184 $179 $185 $18 $137 $39 $41 $78 $8 Q2 2016 to Q3 2016 Consolidated Cash Flow Bridge 1 Restricted cash as of September 30, 2016 and June 30, 2016 was $195.0 million and $1.3 million, respectively. 2 See Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. 3 On September 15, 2016, NTI sold the St. Paul Park Logistics Assets to WNRL for $195.0 million in cash and 628,224 WNRL common units. Western $ 182.0 $ 155.1 $ 124.5 $ (83.2) $ (27.3) $ — $ (41.3) $ (70.4) $ 191.1 $ 14.1 $ 444.6 WNRL 17.6 29.0 54.4 (54.1) (11.8) 185.3 — (7.9) (173.5) (22.5) 16.5 Total $ 199.6 $ 184.1 $ 178.9 $ (137.3) $ (39.1) $ 185.3 $ (41.3) $ (78.3) $ 17.6 $ (8.4) $ 461.1 2 1 13

6 Capital Structure 1 Excludes results of WNRL; NTI debt is non-recourse to Western. 2 Includes Restricted Cash of $195 million. 3 Debt levels shown are face value, excludes unamortized financing costs and premiums. 4 See Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. 5 Western LTM Adjusted EBITDA includes distributions from WNRL. As of September 30, 2016 ($ millions) WNR Consolidated Western Total Cash and Restricted Cash 2 $ 461 $ 445 Western Revolving Credit Facility $ — $ — Term Loan B-1, due 2020 535 535 Term Loan B-2, due 2023 499 499 6.25% Senior Unsecured Notes due 2021 350 350 NTI 1 Revolving Credit Facility 52 52 7.125% Senior Secured Notes due 2020 350 350 WNRL Revolving Credit Facility 20 7.5% Senior Notes, due 2023 300 Total Long-term Debt 3 2,106 1,786 Shareholders' Equity 2,267 1,665 Total Capitalization $ 4,373 $ 3,451 LTM Adjusted EBITDA 4 $ 687 $ 625 Total Debt / LTM Adjusted EBITDA 3.1x 2.9x Total Debt / Total Capitalization 48% 52% 5

7 Operations El Paso Gallup St. Paul Park Total Throughput (mbpd) 138,000 - 142,000 26,000 - 28,000 85,000 - 90,000 Direct Operating Expenses ($/Bbl) $3.70 - $3.90 $9.75 - $10.00 $4.85 - $5.15 Maintenance turnaround expense ($ millions) — — $15 - $16 Fourth Quarter 2016 Guidance Other ($ millions) Western WNRL Total SG&A $55 $7 $62 Depreciation and Amortization $50 $11 $61 Interest and Debt Expense $31 $7 $38 FY 2016 Capital Expenditures Maintenance/Regulatory $110 $10 $120 Discretionary 150 20 170 FY 2016 Total Capital Expenditures $260 $30 $290

8 Appendix

9 Reconciliation of Special Items 1 We recompute income taxes after deducting special items and earnings attributable to non-controlling interests. Three Months Ended September 30, 2016 2015  (In thousands, except per share data) Reported diluted earnings per share $ 0.35 $ 1.61 Income before income taxes $ 56,008 $ 310,215 Special items: Unrealized loss (gain) on commodity hedging transactions 27,616 (271) NTI merger reorganization costs 2,666 — Gain on disposal of assets, net (279) (52) Net change in lower of cost or market inventory reserve (15,166) 36,795 Earnings before income taxes excluding special items 70,845 346,687 Recomputed income taxes excluding special items (1) (15,158) (96,254) Net income excluding special items 55,687 250,433 Net income attributable to non-controlling interests 5,704 90,215 Net income attributable to Western excluding special items $ 49,983 $ 160,218 Diluted earnings per share excluding special items $ 0.46 $ 1.69

10 Consolidated Adjusted EBITDA Reconciliation 1 See page 13 for the definition of Adjusted EBITDA. Three Months Ended Nine Months Ended September 30, September 30, 2016 2015 2016 2015 (In thousands) Net income attributable to Western Refining, Inc. $ 38,575 $ 153,303 $ 134,528 $ 393,211 Net income attributable to non-controlling interests 5,733 64,795 52,229 213,722 Interest and debt expense 34,456 26,896 88,065 79,169 Provision for income taxes 11,700 92,117 68,481 229,989 Depreciation and amortization 54,321 51,377 161,331 152,446 Maintenance turnaround expense 27,208 490 27,733 1,188 Gain on disposal of assets, net (279) (52) (1,181) (157) Net change in lower of cost or market inventory reserve (15,166) 36,795 (102,519) (17,131) Unrealized loss on commodity hedging transactions 27,616 (271) 54,698 42,073 Adjusted EBITDA 1 $ 184,164 $ 425,450 $ 483,365 $ 1,094,510

11 Consolidated Adjusted EBITDA Reconciliations Three Month Period Ending Twelve Months Ended (In thousands) Consolidated Western Refining, Inc. Dec 2015 Mar 2016 Jun 2016 Sep 2016 Sep 2016 Net income attributable to Western Refining, Inc. $ 13,545 $ 30,538 $ 65,415 $ 38,575 $ 148,073 Net income attributable to non-controlling interests (6,047) 9,047 37,449 5,733 46,182 Interest and debt expense 26,434 26,681 26,928 34,456 114,499 Provision for income taxes (6,034) 18,629 38,152 11,700 62,447 Depreciation and amortization 52,845 52,651 54,359 54,321 214,176 Maintenance turnaround expense 836 125 400 27,208 28,569 Loss (gain) on disposal of assets, net 208 (130) (772) (279) (973) Net change in lower of cost or market inventory reserve 113,667 (51,734) (35,619) (15,166) 11,148 Unrealized loss (gain) on commodity hedging transactions 8,160 12,483 14,598 27,616 62,857 Adjusted EBITDA 1 $ 203,614 $ 98,290 $ 200,910 $ 184,164 $ 686,978 1 See page 13 for the definition of Adjusted EBITDA.

12 Last Twelve Months September 30, 2016 Western WNRL WNR Consolidated Net income attributable to Western Refining, Inc. $ 109,229 $ 38,844 $ 148,073 Net income attributable to non-controlling interests 24,280 21,902 46,182 Interest and debt expense 88,194 26,305 114,499 Provision for income taxes 61,994 453 62,447 Loss (gain) on disposal of assets, net 11 (984) (973) Depreciation and amortization 184,593 29,583 214,176 Maintenance turnaround expense 28,569 — 28,569 Net change in lower of cost or market inventory reserve 11,148 — 11,148 Unrealized loss (gain) on commodity hedging transactions 62,857 — 62,857 Adjusted EBITDA 570,875 $ 116,103 $ 686,978 Distributions from WNRL 53,681 Total Adjusted EBITDA plus distributions $ 624,556 Adjusted EBITDA Consolidation 1 See page 13 for the definition of Adjusted EBITDA.

13 Adjusted EBITDA Definition The tables on the previous page reconcile net income to Adjusted EBITDA for the periods presented. Adjusted EBITDA represents earnings before interest and debt expense, provision for income taxes, depreciation, amortization, maintenance turnaround expense and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under U.S. generally accepted accounting principles ("GAAP"). Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA) and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments; • Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt; • Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and • Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

14 Net Positions Volume Hedged (000 barrels) % of Planned Production Hedged Strike Price Mark-to-Market Price1 September 30, 2016 Offsetting Unrealized Gain Period Gasoline Distillate Gasoline Distillate Gasoline Distillate Gasoline Distillate Positions ($MM) 2 2016 Q4 525 100 6.6% 1.6% $ 11.51 $13.48 $ 11.66 $13.66 $ 17.8 2017 Q1 — 45 —% 1.0% $ — $13.50 $ — $13.37 $ 3.2 Q2 — 45 —% 0.7% $ — $13.50 $ — $13.13 $ 2.3 Q3 — 45 —% 0.7% $ — $13.50 $ — $13.83 $ 2.3 Q4 — 45 —% 0.7% $ — $13.50 $ — $13.58 $ 2.3 2018 Q1 — — —% —% $ — $ — $ — $ — $ — Q2 — — —% —% $ — $ — $ — $ — $ — Q3 — — —% —% $ — $ — $ — $ — $ — Q4 — — —% —% $ — $ — $ — $ — $ — 1 Mark-to-market pricing based on data obtained from the CME Group. 2 Represents unrealized gains on short positions that were closed by the purchase of an offsetting long position as of Q3 2016, neither of which position will be realized until maturity. US Gulf Coast Products Crack Spread Hedge Positions As of September 30, 2016

15 Net Positions Volume Hedged (000 barrels) % of Planned Production Hedged Strike Price Mark-to-Market Price1 September 30, 2016 Offsetting Unrealized Gain Period Gasoline Distillate Gasoline Distillate Gasoline Distillate Gasoline Distillate Positions ($MM) 2 2016 Q4 50 325 0.6% 4.2% $ 12.49 $ 15.31 $ 13.86 $ 16.86 $ — 2017 Q1 — 375 —% 8.1% $ — $ 14.00 $ — $ 13.72 $ — Q2 — 375 —% 6.2% $ — $ 14.00 $ — $ 14.36 $ — Q3 — 375 —% 6.2% $ — $ 14.00 $ — $ 15.09 $ — Q4 — 375 —% 6.2% $ — $ 14.00 $ — $ 14.77 $ — 2018 Q1 — — —% —% $ — $ — $ — $ — $ — Q2 — — —% —% $ — $ — $ — $ — $ — Q3 — — —% —% $ — $ — $ — $ — $ — Q4 — — —% —% $ — $ — $ — $ — $ — 1 Mark-to-market pricing based on data obtained from the CME Group. 2 Represents unrealized gains on short positions that were closed by the purchase of an offsetting long position as of Q3 2016, neither of which position will be realized until maturity. Group 3 Products Crack Spread Hedge Positions As of September 30, 2016

16 Consolidated Unrealized Hedging Gains and Losses ($millions) Balance Sheet Fair Value Income Statement Period Beg. Of Period End of Period Unrealized Gain (Loss) 2015 Q1 $130.0 $109.9 $(20.1) Q2 $109.9 $87.6 $(22.3) Q3 $87.6 $87.9 $0.3 Q4 $87.9 $79.7 $(8.2) 2016 Q1 $79.7 $67.2 $(12.5) Q2 $67.2 $52.6 $(14.6) Q3 $52.6 $25.0 $(27.6) Consolidated Gains/(Losses) Q1 2016 Q2 2016 Q3 2016 YTD 9-30-16 Realized $17.8 $0.5 $27.8 $46.1 Unrealized $(12.5) $(14.6) $(27.6) $(54.7)